EXHIBIT 10.26
EXECUTION COPY
AMENDMENT TO RESEARCH AGREEMENT
THIS AMENDMENT effective this 15 day of August, 2007 by and between MAKO SURGICAL CORP., with offices located at 2555 Davie Road, Fort Lauderdale, FL 33317, (hereinafter referred to as “Sponsor”) and the UNIVERSITY OF FLORIDA BOARD OF TRUSTEES, a public corporation of the State of Florida, providing higher education, research and service for the public good (hereinafter refered to as “University”).
WITNESSETH
WHEREAS, the Sponsor and the University entered into that certain Research Agreement, dated February 10, 2005 (together with all appendices, exhibits, and schedules thereto, the “Research Agreement”), whereby the parties undertook a research program described in the Research Agreement entitled “Design and Computational Analysis of Novel Knee Replacement Concepts” which gave rise to certain intellectual property;
WHEREAS, Sponsor and University disagree as to ownership of intellectual property conceived of under the Research Agreement, and seek to clarify the issue through consummation of this Amendment and the License (as desribed below); and
WHEREAS, the Research Agreement, by its terms, expired in February 9, 2007, but the parties to the Research Agreement desire to extend the Research Agreement under its original terms, except that the terms and provision set forth in the Amendment shall supplant and, to the extent (and only to the extent) they are inconsistent with such terms and provisions, modify certain terms and conditions of the Research Agreement.
NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, the parties hereto agree to the following:
The recitals set forth are true and incorporated into this Amendment.
Article 1 — Definitions
As used herein, any Capitalized term, unless specifically defined herein, shall have the meaning set forth in the Reseach Agreement.
1.1	“License” shall mean that certain Exclusive License Agreement (License Agreement Number A6285), by and between Sponsor and University (or an affiliate of University), of even date herewith.
1.2	“New Contract Period” is February 10, 2005 through August 15, 2008. This new contract period reflects the extension of the performance period from February 9, 2007 to August 15, 2008.

1.3	“Project” shall mean the original research program and the additional scope described in Appendix E hereto. The Project shall be executed under the direction of Dr. Scott A. Banks, as principal investigator (University project director).
Article 2 — Research Work

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.
Amendment to UF-MAKO Implant Research Agreement

EXECUTION COPY
2.1	The Project shall continue pursuant to Article 1.2, and University shall continue performance of Project using best efforts to perform such Project substantially in accordance with the terms and conditions of the Research Agreement and this Amendment.
Article 4 — Costs, Billings and Other Support
4.1	It is agreed to and understood by the parties hereto that, subject to Article 2, additional costs to Sponsor for continuance of the Project shall not exceed the sum of [***] dollars ($[***]) for a total project cost of $[***]. Payment for the additional costs shall be made by Sponsor according to the Appendix F hereto.
Article 7 — Intellectual Property
7.1	The terms and conditions set forth in Article 7.1 shall be and hereby are supplanted in their entirety by the terms and conditions set forth in License Agreement Number A6285. The parties expressly contemplate and agree that any and all Intellectual Property developed pursuant to the Project shall be for all purposes treated as set forth in the License.
Article 8 — Cancellation of Option to Exclusively License University Interest
8.1	The terms and conditions set forth in Section 8.1 of the Research Agreement are hereby cancelled and rendered null and void, based on the establishment of a licensing and royalty arrangement set forth in License Agreement Number A6285.
Article 9 — Term and Termination
9.1	This Research Agreement shall be effective for the full duration of the Contract Period unless sooner terminated in accordance with the provisions of the Research Agreement.
IN WITNESS WHEREOF, the parties have caused these presents to be executed by their duly authorized representative as of the day and year above written.

MAKO SURGICAL CORP.	UNIVERSITY OF FLORIDA

/s/ Maurice R. Ferré	/s/ Roslyn S. Oleson
By: Maurice R. Ferré, M.D.	By: Roslyn S. Oleson
Title: President & CEO	Title: Assistant Director of Research

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.
Amendment to UF-MAKO Implant Research Agreement

EXECUTION COPY
Appendix E
Additional Scope of research services:
•	[***]. Starting in August 2007 we want to [***] – although further iterations may occur (based on clinical and surgeon feedback).
o	Perform relevant [***]

o	Provide summary report of data

o	Provide resulting [***]
•	Participate in design review meetings
o	[***] meeting starting [***]

o	[***] conference calls for status updates, data review, design consulting
•	Design consultant – through duration of project through release.
o	Provide [***] input
1.       [***]

2.       [***]

3.       [***]

4.       [***].
o	Review [***] testing
o	Review [***]
•	[***]
•	Literature review updates of [***]
•	Conference talks & research paper support (TBD with [***])
•	[***] profiles for FEA and mechanical testing protocols
[***]

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.
Amendment to UF-MAKO Implant Rescach Agreement

EXECUTION COPY
Appendix F
Payment Schedule:
The additional funding in the amount of $[***] covers the period beginning beginning August 15, 2007 and ending August 14, 2008:
Payments: US $[***] paid contemporaneous with signing, and $[***] payable upon the last calendar day of August 2007 and upon the last calendar day of each of the ten (10) succeeding months thereafter during the New Contract Period.
Rest of page blank.

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.
Amendment to UF-MAKO Implant Rescach Agreement

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